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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






                                 AUGUST 14, 2003
                Date of Report (Date of earliest event reported)





                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                   0-21496                        36-3498354
        (Commission File Number)     (I.R.S. Employer Identification No.)



                507 WEST TENTH STREET, WEST POINT, GEORGIA 31833
               (Address of principal executive offices) (Zip Code)



                                 (706) 645-4000
              (Registrants' telephone number, including area code)

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

               On August 14, 2003, the United States Bankruptcy Court for the Southern District of New York approved a previously disclosed separation agreement, which provides, among other things, for Holcombe T. Green, Jr. to resign as Chairman of the Board of Directors, and as the chief executive officer and a director, of WestPoint Stevens Inc. (the "Company"). Upon such approval, the separation agreement was signed by the Company and Mr. Green and Mr. Green's resignation became effective. A copy of the separation agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The Board of Directors of the Company has appointed M. L. "Chip" Fontenot, who has been serving as President and chief operating officer of the Company since January 5, 2001, to the additional post of acting chief executive officer.

               On August 14, 2003, the Company filed with the Bankruptcy Court its Monthly Operating Report, for the month of June 2003, as debtor-in-possession under Chapter 11 of the Bankruptcy Code. A copy of the Monthly Operating Report is filed as Exhibit 99.2 to this Current Report on Form 8-K.



Exhibit No.          Exhibit
-----------          -------


99.1                 Separation Agreement, dated as of August 14, 2003.

99.2 Press Release, dated August 14, 2003, with respect to second quarter results.

99.3                 Monthly Operating Report for the month of June 2003.





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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             WESTPOINT STEVENS INC.
                                             (Registrant)


                                             By: /s/ Christopher N. Zodrow
                                                --------------------------------
                                                   Christopher N. Zodrow
                                                   Vice President and Secretary

Date:  August 14, 2003


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                            DESCRIPTION
-------                            -----------

99.1                 Separation Agreement, dated as of August 14, 2003.

99.2 Press Release, dated August 14, 2003, with respect to second quarter results.

99.3                 Monthly Operating Report for the month of June 2003.





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